UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  November 3, 2004
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                             AGU ENTERTAINMENT CORP.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          005-79752                                      84-1557072
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  (Commission File Number)                    (IRS Employer Identification No.)


3200 West Oakland Park Blvd, Lauderdale Lakes, Florida           33311
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         (Address of Principal Executive Offices)              (Zip Code)

                                 (954) 714-8100
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              (Registrant's Telephone Number, Including Area Code)

              11077 Biscayne Blvd, Suite 100, Miami, Florida 33161
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                  See Item 5.02(c) "Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers" below.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

                  (b) On November 3, 2004, in connection with his appointment as our Executive Vice President and Chief Financial Officer, John W. Poling resigned as Chairperson of our Audit Committee and, as of such date, no longer serves as a member of our Audit Committee. Mr. Poling was first elected to our Board of Directors in April 2004 and was appointed Chairperson of our Audit Committee in July 2004. Mr. Poling will continue to serve as a Class III Director.

                  (c) On November 3, 2004, we appointed John W. Poling as our Executive Vice President and Chief Financial Officer, to serve in accordance with that certain Employment Agreement, dated as of November 1, 2004 (the "Agreement"), the material terms and conditions of which are set forth below:

                  o Mr. Poling will serve as our Executive Vice President and Chief Financial Officer for an initial term of three
                        (3) years, unless otherwise earlier terminated by us or Mr. Poling;

                  o Mr. Poling will receive an annual salary of $200,000, $1,346.15 per week of which will be deferred until we raise a minimum of $5,000,000 in equity or equity equivalent financing;

                  o Mr. Poling will be entitled to participate in (i) any present or future health, accident, retirement or similar employee benefit plans provided by us to our employees and (ii) any present or future bonus, insurance, pension, retirement, profit sharing, stock option or other compensation or incentive plans;

                  o Mr. Poling will be entitled to three weeks vacation per year;

                  o Mr. Poling will be reimbursed for all commuting and living expenses until he relocates, as well as for any and all expenses incurred in connection with his relocation to our offices in Florida, including, without limitation, assistance with certain costs in connection with acquiring a residence in Florida;

                  o the Agreement may be terminated (i) by Mr. Poling upon ninety (90) days written notice to us, (ii) by us with or without cause, or (iii) upon the death or permanent disability of Mr. Poling;

                  o the Company shall have "cause" to terminate Mr. Poling upon (i) his failure to substantially perform his material duties in our reasonable discretion, other than any such failure resulting from incapacity due to physical or mental illness, (ii) his engaging in gross negligence or willful misconduct injurious or potentially injurious to us in our reasonable discretion, (iii) his violation of the non-competition, non-solicitation and confidentiality covenants contained in the Agreement in our reasonable discretion, or (iv) his conviction of any crime, other than a misdemeanor;


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

                  o if Mr. Poling's employment is terminated for any reason other than by us without cause, Mr. Poling will receive his annual salary plus any salary deferrals and reimbursable expenses through the date of termination;

                  o if Mr. Poling's employment is terminated by us without cause, Mr. Poling will receive severance in an amount equal to one year's salary, payable in twelve monthly payments; and

                  o Mr. Poling will be bound by certain non-competition, non-solicitation and confidentiality covenants for a period equal to two years after the termination of his employment.

                  The above description of the Agreement is qualified in its entirety by reference to the full and complete text of the Agreement which is attached to this Current Report on Form 8-K as Exhibit 10.1.

                  Prior to his appointment as our Executive Vice President and Chief Financial Officer, Mr. Poling was a partner at Tatum Partners, LLP, which he joined in 2002. Prior to joining Tatum Partners, LLP, Mr. Poling served as Chief Financial Officer of U.S. Plastic Lumber Corp., a manufacturer and distributor of plastic lumber products, from 1999 to 2002. Mr. Poling serves on the board of directors of Kreisler Manufacturing Corporation, a manufacturer and distributor of metal aircraft engine and industrial turbine components, and SystemOne Technologies Inc., a manufacturer and distributor of self-contained recycling parts washers. As described in Item 5.02(b) above, Mr. Poling has served as a member of our Board of Directors since April 2004 and served as Chairperson of our Audit Committee from July 2004 to November 2004. During 2004, we paid Mr. Poling an aggregate of $49,250 in consulting fees.

                  (d) On November 3, 2004, in connection with Mr. Poling's resignation from our Audit Committee, the majority of our directors then in office, in accordance with Article FIFTH, paragraph (d) of our Articles of Incorporation and Section 2.04 of our Bylaws and upon the recommendation of our Nominating and Corporate Governance Committee, increased our Board of Directors to six (6) members and appointed Marc Gelberg as a director and as Chairperson of our Audit Committee, to hold office until the 2005 Annual Meeting of Shareholders and until his successor shall have been duly elected and qualified.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                           Not applicable.

                  (b)      PRO FORMA FINANCIAL INFORMATION.

                           Not applicable.

                  (c)      EXHIBITS.

                           The following exhibit is filed with this Current Report on Form 8-K:

                           Exhibit    Description

                           10.1 Employment Agreement, dated as of November 1, 2004, between AGU Entertainment Corp. and John W. Poling.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 9, 2004                    AGU ENTERTAINMENT CORP.


                                            By: s/ David C. Levy
                                                ------------------------
                                                Name:  David C. Levy
                                                Title: President



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